SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):                                                                                          May 17, 2004

                                            HEMAGEN DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11700	04-2869857
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

                                                  9033 Red Branch Road, Columbia, Maryland 21045
(Address of principal executive offices) (Zip Code)

                                                                                      (410) 740-3198
(Registrant’s telephone number, including area code)

Item 12 – Results of Operations and Financial Condition.

        On May 17, 2004, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2004. The Registrant believes that the size of non-cash charges recorded under GAAP makes it appropriate to show income and loss before those charges as a measure of operations. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 17, 2004	HEMAGEN DIAGNOSTICS, INC. By: /s/Deborah F. Ricci —————————————— Deborah F. Ricci Chief Financial Officer (Principal Accounting Officer)